GABELLI INNOVATIONS TRUST

Gabelli Media Mogul Fund

Gabelli Pet Parents’ Fund

(each a “Fund,” collectively the “Funds”)

Supplement dated October 7, 2026

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)

each dated January 28, 2026, as previously supplemented on March 9, 2026, March 24, 2026, May 6, 2026, July 8, 2026, and September 4, 2026

The information in this supplement updates information previously provided in the supplement dated September 4, 2026.

Gabelli Media Mogul Fund

Effective on or about December 7, 2026, the name of the Gabelli Media Mogul Fund will change to “Moguls Fund.” In conjunction with this change, the Fund’s current investment policy to invest under normal market conditions at least 80% of its net assets, plus borrowings for investment purposes, in the media industry will be eliminated.

Gabelli Pet Parents’ Fund

Effective on or about December 7, 2026, the name of the Gabelli Pet Parents’ Fund will change to “G-Legion Defense Fund.” In conjunction with this change, the Fund’s current investment policy to invest under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred shares of publicly traded domestic and foreign companies of all capitalization ranges in the pet industry will be eliminated and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that derive a significant portion of their revenues from, or have significant assets devoted to, defense-related industries.

Effective on or about December 7, 2026, the Fund’s investment objective to seek capital appreciation will be changed to the following:

The Fund seeks to provide long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Effective on or about December 7, 2026, Gabelli Funds, LLC will no longer serve as the adviser to the Funds, Christopher C. Marangi will no longer serve as the portfolio manager of the Gabelli Media Mogul Fund, and Daniel M. Miller will no longer serve as the portfolio manager of the Gabelli Pet Parents’ Fund.

Teton Advisors, LLC will serve as the adviser to the Funds. G-Legion, LLC will serve as the sub-adviser to the G-Legion Defense Fund (currently known as the Gabelli Pet Parents’ Fund). It is anticipated that Nicholas F. Galluccio will serve as the portfolio manager of the Moguls Fund (currently known as the Gabelli Media Mogul Fund), and Jason D. Lamb will serve as the portfolio manager of the G-Legion Defense Fund (currently known as the Gabelli Pet Parents’ Fund).

Each of these changes will be set forth in a new Prospectus, Summary Prospectus and Statement of Additional Information dated on or about December 7, 2026.

This Supplement and the Prospectus and SAI dated January 28, 2026, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund toll-free at 800-422-3554.

Please retain this Supplement for future reference.